Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints JOHN R. SIMON, HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-209586) filed with the Securities and Exchange Commission on February 18, 2016 relating to the offer and sale of 5 million shares of common stock of the Corporation under the PG&E Corporation Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all further amendments, supplements, and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2017.

/s/ Lewis Chew	/s/ Forrest E. Miller
Lewis Chew	Forrest E. Miller

/s/ Anthony F. Earley, Jr.	/s/ Eric D. Mullins
Anthony F. Earley, Jr.	Eric D. Mullins

/s/ Fred J. Fowler	/s/ Rosendo G. Parra
Fred J. Fowler	Rosendo G. Parra

/s/ Maryellen C. Herringer	/s/ Barbara L. Rambo
Maryellen C. Herringer	Barbara L. Rambo

/s/ Richard C. Kelly	/s/ Anne Shen Smith
Richard C. Kelly	Anne Shen Smith

/s/ Roger H. Kimmel	/s/ Barry Lawson Williams
Roger H. Kimmel	Barry Lawson Williams

/s/ Richard A. Meserve
Richard A. Meserve

POWER OF ATTORNEY

ANTHONY F. EARLEY, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints JOHN R. SIMON, HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of the Corporation:

(A)	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-209586) filed with the Securities and Exchange Commission on February 18, 2016 relating to the offer and sale of 5 million shares of common stock of the Corporation under the PG&E Corporation Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all further amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2017.

/s/ Anthony F. Earley, Jr.
Anthony F. Earley, Jr.

POWER OF ATTORNEY

JASON P. WELLS, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints JOHN R. SIMON, HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as his attorneys- in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

(A)	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-209586) filed with the Securities and Exchange Commission on February 18, 2016 relating to the offer and sale of 5 million shares of common stock of the Corporation under the PG&E Corporation Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all further amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2017.

/s/ Jason P. Wells
Jason P. Wells

POWER OF ATTORNEY

DAVID S. THOMASON, the undersigned, Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints JOHN R. SIMON, HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, JUSTYNA LLOYD, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A)	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-209586) filed with the Securities and Exchange Commission on February 18, 2016 relating to the offer and sale of 5 million shares of common stock of the Corporation under the PG&E Corporation Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all further amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 15th day of February, 2017.

/s/ David S. Thomason
David S. Thomason